UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

APPTIO, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This Schedule 14A filing consists of the following communications relating to the proposed acquisition of Apptio, Inc. (“Apptio” or the “Company”) by Bellevue Parent, LLC, a Delaware limited liability company (“Parent”), and Bellevue Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), pursuant to the terms of an Agreement and Plan of Merger, dated November 9, 2018, by and among the Company, Parent and Merger Sub:

(i)	Letter to Employees;

(ii)	Employee FAQ;

(iii)	Letter to Partners;

(iv)	Field Facing FAQ;

(v)	Letter to Customers;

(vi)	Follow on Letter to Customers;

(vii)	Customer FAQ;

(viii)	Emerge Blog Post; and

(ix)	Matthew McIlwain Blog Post.

Each item above was first used or made available on November 11, 2018 and November 12, 2018.

I

TO: Apptio-All

FROM: Sunny Gupta

WHEN: 11/11 @ 7:05pm

SUBJ: Apptio Agrees to be Acquired by Vista Equity Partners

Apptians,

Living your dream is a funny thing. When you live your dream, you’re met with the awareness that you’ve done it. Your hard work has turned into something real. Your vision was validated by the market. The initial goals you started with were met. But living your dream also means you have to answer the question: what’s next?

Just a few moments ago, we announced that Apptio has agreed to be acquired by an affiliate of Vista Equity Partners. I am excited about this next chapter and the opportunity it gives us to continue building and scaling Apptio. The entire leadership team and I remain eager to accelerate our mission to bring Apptio to everyone.

Eleven years ago this week, Kurt Shintaffer, Paul Mclachlan and I sat in the Bellevue library and fulfilled our dream to launch Apptio. We set out to create a software company that would change the way an entire industry worked. Since that day, we’ve worked tirelessly to live out this dream and have been fortunate enough to have your passion, dedication, and support along the way. Together, we have climbed a mountain that the majority of companies never even approach. Together, we’ve revitalized the role of technology leaders, changed the lives of countless professionals, and built a truly great software company along the way.

Today represents the next chapter in our journey. Our board of directors made the decision to enter into an agreement where Apptio would be acquired for approximately $1.94 billion in cash ($38 per share) by an affiliate of Vista Equity Partners, a leading investment firm focused exclusively on software, data, and technology-enabled businesses. Vista’s portfolio of over 50 companies, taken together, represents the fourth largest enterprise software company in the world. In addition to capital, Vista brings operational expertise and experience specific to high-growth SaaS companies like ours.

One of the responsibilities of our board and executive leadership team is to maximize shareholder value. This past week, following our largest and most successful TBM Conference ever, our board decided that entering into an agreement with Vista would be the best option for our current shareholders and Apptio’s future growth. This move will support our long-term goals and create real value for our shareholders, which include most of our team. This deal represents a 53% premium to the closing price of our stock on November 9, 2018 and is a huge vote of confidence for our mission, innovation and our future.

I know the question top of mind for most of you is: what does this mean for me as an Apptian?

Vista is a unique investment firm. They have pioneered an investment and operating model for market-leading SaaS companies with substantial untapped opportunity ahead of them. I’d encourage you to disregard any impressions you have of how private equity operates, as Vista is different. They take a long-term outlook and invest in their companies’ growth. And the Vista ecosystem—over 50 software companies with more than 60,000 employees worldwide—provides the types of resources and institutional knowledge not available to individual software companies. Vista is committed to investing in our growth and investing in our talent, and we will be a stronger company for it.

You may also know Vista as the company that acquired Marketo in 2016 for $1.7 billion (and recently sold them to Adobe for $4.75 billion). They believed in and applied their best practices to Marketo, significantly expanding their customer footprint. They did this by increasing growth through product innovation, sales and marketing investments, and strategic acquisitions. In two years, Marketo was the industry’s leading platform with triple the revenue. The attraction to Apptio is similar. Many of you know that our vision has always been “Apptio for Everyone,” meaning we will bring Apptio to companies of all sizes, geographies and industries. Vista believes in this mission and sees Apptio as the next great platform to bet on for Technology Business Management.

As we look to the next chapter of Apptio, our executive team remains deeply committed to our mission, product innovation, geographical expansion, and the work of the TBM Council. The only thing that changes is our opportunity to accelerate our growth, product roadmap, and market leadership as a private company rather than operating in the public market. I remain very committed to our business and will continue as Apptio’s CEO.

The pressure, fluctuations and uncertainties of the public markets make it harder for us to experiment, innovate and grow the way we want. But privately, with the resources that Vista brings to bear, doors open to things like expanded M&A strategies and other initiatives to accelerate our vision.

Except for benefits specific to being a publicly owned company (like the employee stock purchase plan (ESPP), or specific to the transaction, like the treatment of options and time-and performance-based restricted stock units at the closing), the current expectation is that your job, compensation and benefits otherwise generally will remain unchanged. Vista knows that Apptio’s most valuable asset is our people.

The most important thing for you to know is things will remain business as usual for Apptio. Right now, our biggest priority is finishing out Q4 strong and gearing up for a successful 2019. Our investors may be changing, but all of our priorities, plans and people remain in place.

There will be many more steps in the process of completing the transaction. The exact timing and details are not yet known but we are expected to complete the process in Q1 2019. The entire ELT and Vista are committed to maintaining open communications and will share additional information as it becomes available.

To address your immediate questions, I’ve attached an employee FAQ here. We’ll also be hosting two All-Hands meetings today (at 8:30am and 4:00pm PT) to address the news. Details and a calendar invite to follow.

Personally, I couldn’t be more excited about this next chapter in the Apptio story. I look forward to hearing from you all today and over the next few days.

Thank you,

Sunny

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

II

Apptio Employee FAQ

November 11, 2018

Q: What was announced and what does it mean?

On November 11, 2018, Apptio announced that it has entered into a definitive agreement to be acquired by an affiliate of Vista Equity Partners. This means that if the deal is approved based on regulatory approvals and closing conditions, Apptio will become one of Vista’s portfolio companies. Going forward, Apptio will remain a standalone independent company, but now privately owned by Vista.

Q: Who is Vista Equity Partners?

A: Vista is a leading global investment firm focused on software, data and technology-enabled businesses. Vista has worked with hundreds of software businesses at all ends of the market, and as a result, their team of investors, operators, technologists, and entrepreneurs understand the unique challenges and opportunities of high-growth technology and SaaS companies. Collectively, Vista’s companies make up the fourth largest enterprise software company in the world.

Q: Is this good for Apptio and its customers?

A: Yes this is good news! The terms of this deal will provide immediate and substantial cash value for all shareholders. It will keep Apptio’s mission and vision on track and let us continue our commitments to and passion for our customers. And the resources and financial strength of Vista will allow Apptio to continue its fast growth and cement its leadership position as the independent technology leader.

Q: When will the deal be final?

A: There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known, but are expected to be complete in Q1 2019. We are committed to maintaining open communications with all employees and will share additional information as and when appropriate.

Q: What does this mean for customers?

A: We expect no changes for our customers. It is business as usual. We remain deeply committed to delivering on our strategic product roadmap and current and future customer commitments and all of our services for customers remain right in place.

Q: What does this mean for partners?

A: We expect no changes for our partners. It is business as usual. We remain committed to co-innovation and other investments with all of our global strategic partners. Please direct partners to the press release and external FAQ on www.apptio.com for information.

Q: Will this change the way we sell our products?

A: No. It is business as usual. We will continue to operate, market and sell in the same manner in which we have done in recent months/quarters. As such, it’s important that we not let today’s news distract from the job in front of us. Having a successful, productive Q4 is still the most important thing we can do.

Q: Will this affect our product priorities/roadmap?

A: No. We remain committed to delivering on our strategic product roadmap and current and future customer commitments. All the innovation and roadmap commitments we made during last week’s TBM Conference remain in-place.

Q: Does this help our competitive position?

A: Apptio’s continued independence and Vista’s resources will allow Apptio to remain focused on the success of our customers across the world. We can continue to set the agenda for product innovation and thought leadership for the entire enterprise IT industry. And in many ways, being able to do all of this out of the scrutiny of being a public company will allow us to be more competitive in the way we structure customer engagements and sell Apptio’s value.

Q: Will there be management changes as a result of the acquisition?

A: Currently there are no planned management changes.

Q: How will this change be communicated to our customers and partners?

A: Sunny will send a message to our customers tomorrow morning informing them of the announcement. It is important that all customer and partner communications regarding the announcement take the same form as the message Sunny sent https://www.apptio.com/press-release/apptio-enters-definitive-agreement-be-acquired-vista-equity-partners-194-billion. We want consistent messaging and we have filing obligations with the SEC for written communications that relate to the announcement. Please contact Sarah Vreugdenhil at svreugdenhil@apptio.com with any questions.

Q: What can I say to customers / partners / prospects about the acquisition?

A: There are stringent SEC communication regulations in place that require written communications about the acquisition to be publicly filed with the SEC. It’s okay for you to share the press release, external FAQ and the letter Sunny sent to customers/partners. Please note that these communications contain required disclosures and cannot be altered in any way.

Q: What will happen to my Apptio stock options and RSUs?

A: If the acquisition closes, each then-outstanding vested option will be cancelled and converted into the right to receive an amount in cash equal to $38.00 per share, less the applicable exercise price and tax withholdings. Similarly, each outstanding vested restricted stock unit (“RSU”) (including performance-based RSUs, or “PSUs”) will be cancelled and converted into the right to receive $38.00 per share, less applicable tax withholdings. To put simply, if and when the transaction closes, Vista will pay you $38.00 for each share subject to your then-outstanding vested options, RSUs, and PSUs (less of course option exercise price and tax withholdings).

Unvested options outstanding at the closing will be cancelled and converted into the right to receive an amount in cash equal to $38.00 per share, less the applicable exercise price and tax withholdings. Unvested RSUs and PSUs outstanding at the closing will be cancelled and converted into the right to receive an amount in cash equal to $38.00 per share, less applicable tax withholdings. PSUs may have certain additional adjustments made at the closing to the extent any applicable performance goals remain in effect under the award at that time. Following the conversion, the cash amounts will be subject to the same vesting requirements that applied to the unvested options, RSUs, and PSUs prior to this conversion (which generally consist of your continued service to Apptio) and will be payable generally at the same time as your unvested options, RSUs, and PSUs would have vested under their terms.

More simply put, unvested options, RSUs, and PSUs outstanding at the closing convert into the right to receive cash at vesting equal to $38.00 per share, less exercise price (for options) and applicable tax withholdings. More information will be communicated on this in the coming weeks.

Q: Can I continue to trade in Apptio common stock while the transaction is pending?

A: Generally, as long as the Trading Window is open, you can continue to trade Apptio common stock unless you have material non-public information or you have been notified by our stock administrator that you are otherwise restricted. Apptio’s Insider Trading Policy continues to apply.

Q: What will happen to the ESPP?

A: If you are already enrolled in the ESPP, you will continue to contribute at your current rate until the current offering period ends, unless you elect to decrease your contributions to 0% or withdraw from the ESPP prior to November 12, 2018. The current purchase date will be November 30, 2018, which is before the expected closing. All offering periods must end at least 5 days before the closing. At the end of the current offering period, your accumulated contributions will be used to purchase shares of Apptio common stock, and any leftover contributions will promptly be returned to you. No new ESPP offering period will begin, so the current offering period will be the last offering period under the ESPP pending the acquisition closing.

Q: Can I enroll in the ESPP or increase my contribution now?

A: No, enrollment for the ESPP is closed, and you will not be able to increase your rate of payroll contributions to the ESPP or make any separate contributions to the ESPP.

Q: Will Apptio’s existing employee benefit plans change?

A: We do not expect that there will be changes in the employee benefit plans at this time and any open enrollments will occur according to their regular schedules. The acquisition agreement contemplates that Vista will either maintain Apptio benefit plans or provide substantially comparable plans for a period of one year following closing. The one-year period is intended to mark a transition period, but this is not meant to imply that benefits will necessarily be changed after a year.

Q: Will there be any changes to salary and bonus plans after the closing?

A: The acquisition agreement contemplates that base salary and target bonus opportunities will not be decreased for a period of one year following the closing. If you are on a commission plan, we currently expect your plan to remain unchanged. We also currently expect Apptio’s corporate bonus plan to remain in place with the same structure and metrics. However, there may be some changes to your compensation arrangements during the one-year period following the closing, provided that the acquisition agreement contemplates that you would continue to receive compensation (other than equity-based awards and certain individual employment agreements) that, as a whole, is substantially comparable to your overall compensation (other than equity-based awards and certain individual employment agreements) in place before the close of the acquisition. As with benefits, the one-year period noted above is not meant to imply any future plan to decrease salaries or other compensation.

Q: Will I still have a job? Are layoffs planned?

A: Vista is acquiring Apptio because of the strength of our products and services, our customer base and the strength of the market opportunity that continues to grow. But Vista is very clear that the only durable asset of a software company is its people, and they have been very clear about how valuable our employees are. There are no broad layoffs planned as a result of the acquisition.

Q: What should I do if I get calls from media or anyone else regarding the acquisition?

A: It is very important that you do not comment on the acquisition announcement or try to answer any questions from the media or outside investors. All media inquiries should be referred to Sarah Vreugdenhil at svreugdenhil@apptio.com, and investor inquiries should be referred to Drew Laxton at dlaxton@apptio.com

Q: What resources are available if I have more questions?

A: The press release and Sunny’s note reflect all of the current information on this acquisition. Our goal is to keep you informed as we work toward the closing of this transaction.

Q: You’ve said “if the transaction closes”. Why is this an “if”?

A: Deals like this are often uncertain. Everyone involved in this process expects that we will have a very smooth process with the SEC, other regulators, and so forth over the next few months. But nothing is certain until it happens, and we all must remember that if for some reason we hit a bump in the road, we remain a public company with all of the same public obligations. It is essential to keep our energy focused on our current quarter business, our current product plans, and all of our current processes and programs. It’s business as usual, every day.

###

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

III

Dear Partner,

Eleven years ago this week, Apptio was founded in the midst of a recession with the goal to change the way technology and finance professionals did business. In that time, we’ve been lucky enough to partner with you to apply innovative, industry-leading technology to the most complex area of business today: IT. Today, we embark on the next chapter in our story, as we come to an important milestone for Apptio.

We just announced that Apptio has agreed to be acquired by an affiliate Vista Equity Partners, the leading private equity firm focused on software and technology-enabled businesses. Like Apptio, Vista is an innovator in their space. They have pioneered a unique investment and operating model for high-growth SaaS companies with best-in-class software products and referenceable customers. Their approach enables a company like Apptio to further accelerate their innovation and growth strategies both organically and through acquisitions.

What does this mean for you, and for Apptio?

We will continue to direct all of our energy to what we have done for so long: provide technology and finance professionals with innovative analytics and planning solutions purpose-built to meet the needs of IT. We remain committed to delivering on the strategic product roadmap many of your heard about last week during the TBM Conference as well as all current and future customer commitments. Our partnership with you and your success has always been and will always be our priority. We look forward to sustaining co-innovation and investments with every single one of our valued partners, and our partnership with you and your success remains a top priority.

There will be many more steps in the process, but we expect to complete the acquisition in Q1 2019. The Apptio team will continue to share information as and when appropriate. For more information today, you can read our customer FAQ.

These are exciting times and we look forward to partnering on this next chapter of growth and success!

Thanks for your passion and support.

Best,

Sunny Gupta

Co-Founder and CEO

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED

TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

IV

FIELD-FACING EMPLOYEES **To be distributed to Sales-All, CS-All and Marketing-All

Q: Have my customers been notified? Should I reach out to them?

A: Yes, this morning all customers received an email from Sunny informing them of the news. Our top 150 customers have also been assigned an executive sponsor who will be reaching out directly. If you have not been assigned a specific account, then there is no follow-up needed on your part.

Q: How should I answer questions I am getting from my customer?

A: If you receive any proactive questions from your customers, please direct them to the press release and external FAQ on www.apptio.com for information.

Q: What does this mean for Q4? Should I continue to work my deals?

A: Meeting our business goals remains the most important thing you can do. It’s important that you keep working your deals as you would normally to ensure that Q4 is a success.

Q: Have prospects been notified? What should I say to them?

A: No, prospects have not been proactively notified. As part of your normal sales process, you can check-in with your prospects and leverage the public materials (link to press release and FAQ) to answer any questions they may have.

Q: Will my commission, incentives and accelerators be impacted?

A: The acquisition agreement contemplates that base salary and target bonus opportunities will not be decreased for a period of one year following the closing. If you are on a commission plan, we also expect your plan to remain unchanged at this time.

Q: Will we still plan to fulfill on all current customer roadmap plans? Will there be changes to Theo’s P&E roadmap that we announced at TBMC last week?

A: We still plan to fulfill all customer roadmap plans as Vista believes in our leadership, innovation agenda and roadmap. Theo’s organization will continue with their plans and if anything, have the resources and support they need to accelerate our growth.

###

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

V

TO: Apptio Customers

FROM: Sunny Gupta

WHEN: 11/12 @ 3:00am PT

SUBJ: Apptio Agrees to be Acquired by Vista Equity Partners

Dear Valued Customer,

Eleven years ago this week, Apptio was founded in the midst of a recession to change the way technology and finance professionals manage the business of technology and make data driven decisions around their investments. We’re grateful that we’ve been able to partner with you to apply our innovative technology and industry-standard best practices to the most complex area of business today: IT. Today, we embark on the next chapter in our story as we come to an important milestone for Apptio.

Last night we announced that Apptio has agreed to be acquired by an affiliate of Vista Equity Partners. Vista is an investment firm focused exclusively on software, data, and technology-enabled businesses. Vista’s portfolio, taken together, represents the 4th largest enterprise software company in the world. Vista has a proven track record of successfully investing in leading Cloud platform companies like Marketo in Marketing Automation and Cvent in Events Management technology and translating those investments into rapid acceleration of product innovation and creation of value for customers. Vista’s investment in Apptio will enable us to accelerate our innovation agenda, invest in go-to-market expansion, improve operational excellence and leverage acquisitions to serve you better.

What does this mean for you, and for Apptio?

We will continue to direct all of our energy to what we have done for so long: provide you, our customers, with leading solutions to manage, plan and optimize technology investments across on-premise and cloud. Vista’s support allows us to accelerate the strategic product roadmap many of you heard about last week during the TBM Conference as well as all current and future customer commitments. We remain deeply committed to creating wildly successful customers and our partnership with you will always be our top priority. Nothing changes in our partnership, people and commitment to you – Apptio will continue business as usual.

There will be many more steps in the process, but we expect to complete the acquisition in Q1 2019. The Apptio team will continue to share information as and when appropriate. For more information today, you can read our customer FAQ.

These are exciting times and we look forward to partnering on this next chapter of growth and success!

Thanks for your passion and support.

Best,

Sunny Gupta

Co-Founder and CEO

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

VI

TO: Account Champion

FROM: Apptio Exec Sponsor

WHEN: 11/12 AM

SUBJ: RE: Apptio Agrees to be Acquired by Vista Equity Partners

Hi xx,

I wanted to reach out to you directly following Sunny’s email this morning.

As you may know, Apptio has been a publicly-traded company for the past two years. As we have successfully grown both the market and our company – with your help and support – many investors have recognized the strategic impact Apptio and TBM are having in the industry. This led an affiliate of the investment firm Vista Equity Partners to make a compelling offer to purchase Apptio.

We are excited by this opportunity, not only for the benefits to our shareholders but also for the positive impact this will have on our ability to accelerate innovation and continue to grow the company. Vista specializes in enterprise software and has built an amazing portfolio of highly successful and innovative software companies, such as Marketo and Cvent. Taken together, Vista’s portfolio represents the 4th largest enterprise software company in the world.

This change in company ownership, from publicly traded stock to privately held, will not disrupt any of our plans for innovation and growth. To the contrary, we see this as a mechanism to accelerate our efforts to deliver greater value and ensure all Apptio customers continue to be wildly successful.

All the same, I understand this may raise some questions for you. If that’s the case, I am available at your convenience and can be reached at the below number.

Apptio’s goal has been, and always will be, to create wildly successful customers. Today’s news is the next step in furtherance of that goal, and I look forward to continue working with you to drive TBM value at xxx.

Best,

xxx

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

VII

Apptio Customer FAQ

November 11, 2018

Q: What was announced and what does it mean?

A: On November 11, 2018, Apptio announced that it has entered into a definitive agreement to be acquired by an affiliate of Vista Equity Partners. This means that if the deal is approved based on regulatory approvals and closing conditions, Apptio will become one of Vista’s portfolio companies. Going forward, Apptio will remain a standalone independent company, but now privately owned by Vista.

Q: Who is Vista Equity Partners?

A: Vista is a leading global investment firm focused on software, data and technology-enabled businesses. Vista has worked with hundreds of software businesses at all ends of the market, and as a result, their team of investors, operators, technologists, and entrepreneurs understand the unique challenges and opportunities of high-growth technology and SaaS companies. Collectively, Vista’s companies make up the fourth largest enterprise software company in the world.

Q: Will Vista own a controlling stake in the company?

A: Under the terms of the agreement, Vista will acquire all outstanding shares of Apptio common stock. Therefore, after the deal closes, Vista will own 100 percent of the company.

Q: Is this good for Apptio and its customers and partners?

A: Yes this is good news. The terms of this deal will provide immediate and substantial cash value for all shareholders. It will keep Apptio’s mission and vision on track and allow Apptio to continue its commitments to and passion for its customers and partners. And the resources and financial strength of Vista will allow Apptio to continue its fast growth and cement its leadership position as the independent technology leader.

Q: How will this affect customers?

A: We expect no changes for our customers. It is business as usual. Apptio remains deeply committed to delivering on its strategic product roadmap and current and future customer commitments, and all services for customers remain right in place. Vista, like Apptio, is a bold innovator. It has pioneered a unique investment and operating model for SaaS companies like Apptio who are strategically positioned with best-in-class software products in big markets. Vista is acquiring Apptio to invest in continued innovation and strong revenue growth. For additional information please see the press release on www.Apptio.com for information.

Q: Will this change affect my pricing or contract with Apptio?

A: No, all existing customer commitments will remain in place and there are no changes anticipated to the working relationship.

Q: Will this change affect the people I am working with at Apptio such as my account manager?

A: No, there are no changes at this time.

Q: How will this affect partners?

A: We expect no changes for our partners. It is business as usual. Apptio remains committed to co-innovation and other investments with all of our global strategic partners.

Q: Will there be any management changes?

A: Currently there are no planned management changes.

Q: When will the deal be final?

A: There will be many more steps in the process of completing the transaction. The exact timing and details of the process are not yet known but are expected to be complete in Q1 2019. Apptio is committed to maintaining open communications as permitted by SEC regulations and the terms of the deal and will share additional information as it becomes available.

###

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

VIII

Sunny Blog post

Posted to: Emerge and LinkedIn

When: 8:00am PST 11/12

Yesterday evening, we announced that Apptio has entered into an agreement to be acquired by Vista Equity Partners for $1.94 billion ($38.00 per share). Below, I’ve included a portion of the note that I shared with all Apptio employees when the news broke yesterday.

I could not be more proud of the company we’ve built because of the hard work of every Apptio employee. This wouldn’t be possible without the incredible support I’ve received from my executive team and our Board of Directors. I know this is the right decision for Apptio’s shareholders and we all look forward to what the future brings after Apptio becomes part of the Vista family.

***

Apptians,

Living your dream is a funny thing. When you live your dream, you’re met with the awareness that you’ve done it. Your hard work has turned into something real. Your vision was validated by the market. The initial goals you started with were met. But living your dream also means you have to answer the question: what’s next?

Just a few moments ago, we announced that Apptio has agreed to be acquired by an affiliate of Vista Equity Partners. I am excited about this next chapter and the opportunity it gives us to continue building and scaling Apptio. The entire leadership team and I remain eager to accelerate our mission to bring Apptio to everyone.

Eleven years ago this week, Kurt Shintaffer, Paul Mclachlan and I sat in the Bellevue library and fulfilled our dream to launch Apptio. We set out to create a software company that would change the way an entire industry worked. Since that day, we’ve worked tirelessly to live out this dream and have been fortunate enough to have your passion, dedication, and support along the way. Together, we have climbed a mountain that the majority of companies never even approach. Together, we’ve revitalized the role of technology leaders, changed the lives of countless professionals, and built a truly great software company along the way.

Today represents the next chapter in our journey. Our board of directors made the decision to enter into an agreement where Apptio would be acquired for approximately $1.94 billion in cash ($38 per share) by an affiliate of Vista Equity Partners, a leading investment firm focused exclusively on software, data, and technology-enabled businesses. Vista’s portfolio of over 50 companies, taken together, represents the fourth largest enterprise software company in the world. In addition to capital, Vista brings operational expertise and experience specific to high-growth SaaS companies like ours.

One of the responsibilities of our board and executive leadership team is to maximize shareholder value. This past week, following our largest and most successful TBM Conference ever, our board decided that entering into an agreement with Vista would be the best option for our current shareholders and Apptio’s future growth. This move will support our long-term goals and create real value for our shareholders, which includes most of our team. This deal represents a 53% premium to the closing price of our stock on November 9, 2018 and is a huge vote of confidence for our mission, innovation and our future.

We will continue to direct all of our energy to what we have done for so long: provide you, our customers, with leading solutions to manage, plan and optimize technology investments across on-premise and cloud. Vista’s support allows us to accelerate the strategic product roadmap many of you heard about last week during the TBM Conference as well as all current and future customer commitments. We remain deeply committed to creating wildly successful customers and our partnership with you will always be our top priority. Nothing changes in our partnership, people and commitment to you – Apptio will continue business as usual.

I know the question top of mind for most of you is: what does this mean for me as an Apptian?

Vista is a unique investment firm. They have pioneered an investment and operating model for market-leading SaaS companies with substantial untapped opportunity ahead of them. I’d encourage you to disregard any impressions you have of how private equity operates, as Vista is different. They take a long-term outlook and invest in their companies’ growth. And the Vista ecosystem—over 50 software companies with more than 60,000 employees worldwide—provides the types of resources and institutional knowledge not available to individual software companies. Vista is committed to investing in our growth and investing in our talent, and we will be a stronger company for it.

You may also know Vista as the company that acquired Marketo in 2016 for $1.7 billion (and recently sold them to Adobe for $4.75 billion). They believed in and applied their best practices to Marketo, significantly expanding their customer footprint. They did this by increasing growth through product innovation, sales and marketing investments, and strategic acquisitions. In two years, Marketo was the industry’s leading platform with triple the revenue. The attraction to Apptio is similar. Many of you know that our vision has always been “Apptio for Everyone,” meaning we will bring Apptio to companies of all sizes, geographies and industries. Vista believes in this mission and sees Apptio as the next great platform to bet on for Technology Business Management.

As we look to the next chapter of Apptio, our executive team remains deeply committed to our mission, product innovation, geographical expansion, and the work of the TBM Council. The only thing that changes is our opportunity to accelerate our growth, product roadmap, and market leadership as a private company rather than operating in the public market. I remain very committed to our business and will continue as Apptio’s CEO.

The pressure, fluctuations and uncertainties of the public markets make it harder for us to experiment, innovate and grow the way we want. But privately, with the resources that Vista brings to bear, doors open to things like expanded M&A strategies and other initiatives to accelerate our vision.

The most important thing for you to know is things will remain business as usual for Apptio. Right now, our biggest priority is finishing out Q4 strong and gearing up for a successful 2019. Our investors may be changing, but all of our priorities, plans and people remain in place.

Personally, I couldn’t be more excited about this next chapter in the Apptio story. I look forward to hearing from you all today and over the next few days.

Thank you,

Sunny

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.

IX

Apptio And TBM’s Next Journey

The journey from Day One to building a successful customer base, company and market category is exhilarating! As company building partners, we are honored to work with great entrepreneurial teams every day. One of the most special companies and groups of people we have ever worked with is Apptio. Today is a major moment in Apptio’s 11-year company life and is the beginning of the next phase of their journey.

Apptio’s five founders, led by CEO Sunny Gupta, started the company in the fall of 2007. Their passion was to help Information Technology (IT) and finance organizations at large enterprises better manage the business of IT. As virtualization, and later cloud computing, were increasingly adopted in big companies, the technology business leaders didn’t have adequate management tools. Apptio started by categorizing and connecting the IT data around hardware, software and services costs with the finance and accounting cost systems. Over time this costing service was combined with SAAS-based planning, decisioning and agile learning systems. And, Apptio became the underlying system of record for enterprise CIOs. Within a few years, they were servicing several of the largest customers in the world and pioneered the category of Technology Business Management (TBM).

Sunny Gupta and I first met in 2001. From that first meeting, we both somehow knew that we were going to work together for many years to come. He was and is one of those rare innovators who combines customer-centricity, product passion and genuine humility in an authentic way. And, he inspires teams to achieve their full potential.

We first worked together at Performant which was my first VC investment. In the spring of 2003 Performant was acquired. In early 2005, Sunny, Jeff Gerber and I partnered to found and seed iConclude to automate IT “runbooks”. During those next few years, we added a great CFO in Kurt Shintaffer and outstanding co-investors Tom Bogan (then at Greylock) and Ravi Mohan from Shasta Ventures. iConclude was then acquired by Opsware.

While at Opsware, Sunny got increasing exposure to enterprise CIOs and the finance people who were helping understand and allocate the IT costs to different business units and teams. When Opsware was bought by HP in summer 2007, Sunny knew that a bigger opportunity was on the horizon to build a systematic way to align IT business units and finance. So, in the fall of 2007, we “brought the band back together” and started Apptio.

Apptio’s 11-year journey to date has, like every start up, included great mountaintop moments and a few low points. The highlights included early customer wins at companies like Cisco, Goldman Sachs and First American. Equally important were incredible executive hires including Larry Blasko, Chris Pick and Dione Hedgpeth. And, the company helped create and build a movement around cost transparency and data-driven decision making known as Technology Business Management. These successes were balanced with an early over-reliance on platform technology over finished SAAS apps and the occasional executive hire who proved not to be the best fit. But, by almost any measure, Apptio is an amazing success story.

On the financing front, Apptio raised several private rounds of private capital – each at a higher valuation. Then, in September 2016, the company went public at $16 per share and opened the first trading day at almost $24 per share. I will always cherish the celebration in New York City with the Apptio founders, team members customers and board!

Apptio missed Wall Street’s earnings expectations their second quarter as a public company causing some investors to lose faith and the stock to drop to under $12. But, Sunny and the Apptio team showed their resilience by clarifying priorities, building use-case specific applications and improving operational execution. In time, the business regained growth and momentum and the stock rallied back above the IPO price.

Throughout the Apptio journey, strategic and financial partners have had a strong desire to work with and invest in the company. Apptio’s strategic perspective on the enterprise journey to hybrid cloud and breadth of CIO relationships may be unmatched. Today, the company announced that it has entered into an agreement to be acquired by Vista Equity at a $38 share price or total equity value of approximately $1.94 billion.

Vista has a strong track record of investing in quality SAAS software companies like Marketo and Cvent and building even more value in those businesses. When the acquisition closes, Sunny and the Apptio team will partner with Vista so they can best help enterprise customers fully embrace their cloud computing applications over the long-term. And, I am highly confident they will be aligned with their new investor partners to do just that!

For myself and Madrona, it is a day of mixed emotions. When the acquisition is finalized, we will no longer have a direct role with Apptio. I will greatly miss our spirited strategy discussions, the problem solving on hard challenges and the celebrations of successes. Which really means, I will miss the more frequent interactions with Apptio’s amazing board, executives and broader team. I can’t wait to see all the great things Apptio does under Sunny’s leadership in the years ahead.

Finally, I have no doubt that the Apptio team will be lifelong friends. Whether we are helping to build other companies together, making a positive difference in our community or cheering on our beloved Seahawks, we will be serving the Seattle innovation ecosystem for many years to come. And, in my heart, I will always be an Apptian!

Additional Information and Where to Find It

This communication is being made in respect of the proposed transaction involving Apptio, Inc. (“Apptio”) and Bellevue Parent, LLC (“Bellevue”). In connection with the proposed transaction, Apptio intends to file and furnish relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Apptio will mail the definitive proxy statement and a proxy card to each stockholder of Apptio entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or any other document that Apptio may file with the SEC or send to its stockholders in connection with the proposed transaction. The proxy statement described above will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, STOCKHOLDERS OF APPTIO ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE PROPOSED TRANSACTION THAT APPTIO WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT Apptio AND THE PROPOSED TRANSACTION. The definitive proxy statement and other relevant materials in connection with the proposed transaction (when they become available), and any other documents filed by Apptio with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at Apptio’s website (http://www.apptio.com) or by contacting Apptio’s Investor Relations at ir@apptio.com.

Participants in the Solicitation

Apptio and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Apptio’s stockholders with respect to the proposed transaction. Information about Apptio’s directors and executive officers and their ownership of Apptio’s common stock is set forth in Apptio’s proxy statement on Schedule 14A filed with the SEC on April 19, 2018, and Apptio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, which was filed with the SEC on February 21, 2018. Additional information regarding the potential participants, and their direct or indirect interests in the proposed transaction, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with SEC in connection with the proposed transaction.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Apptio refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Apptio’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Apptio for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Apptio’s business and the price of the common stock of Apptio, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the merger agreement by the stockholders of Apptio and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Apptio’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction,

(vi) risks related to diverting management’s attention from Apptio’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Apptio’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Apptio does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.